EX‑33.2

MANAGEMENT’S ASSERTION ON

COMPLIANCE WITH REGULATION AB CRITERIA

KeyBank National Association,as successor by merger to KeyCorp Real Estate Capital Markets, Inc. (the “Asserting Party”) is responsible for assessing compliance for the transactions listed on Attachment A for the period January 1, 2014 through December 31, 2014 (the “Reporting Period”), with the servicing criteria set forth in Title 17, Section 229.1122(d) of the Code of Federal Regulations (the “CFR”), except for the servicing criteria set forth in Sections 229.1122(d)(3)(i) – (iv) which the Asserting Party has concluded are not applicable to the servicing of the transactions listed on Attachment A, backed by commercial real estate mortgage loans and serviced by the Asserting Party (the “Applicable Servicing Criteria”). Although the Asserting Party is responsible for assessing compliance with Section 229.1122 (d)(1)(iii) of Regulation AB, there were no servicing activities performed by the Asserting Party during the year ended December 31, 2014 that required this servicing criteria to be complied with.

                The Asserting Party has assessed compliance with the Applicable Servicing Criteria for the Reporting Period and has concluded that the Asserting Party has complied, in all material respects, except as discussed in Attachment B, with the applicable servicing criteria for the transactions listed on Attachment A backed by commercial real estate mortgage loans serviced by the Asserting Party.

                Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria for the Reporting Period as set forth in this assertion.

KeyBank National Association

By:          /s/ Craig Younggren                                                                /s/ Bryan Nitcher

                Craig Younggren                                                                    Bryan Nitcher

                Senior Vice President                                                              Senior Vice President

March 13, 2015

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2014 -Attachment A

Commercial Mortgage Pass Through Certificates	PSA Date	KeyBank Role
Asset Securitization Corporation	10/24/1997	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2010 ‐ K7	06/01/2010	Primary
Banc of America Commercial Mortgage Inc. Series 2004 ‐ 2	04/01/2004	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2000 ‐ 1	09/01/2000	Primary
Banc of America Commercial Mortgage Inc. Series 2000 ‐ 2	09/01/2000	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2001 ‐ 1	05/01/2001	Primary
Banc of America Commercial Mortgage Inc. Series 2002 ‐ 2	09/01/2002	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2002 ‐ PB2	05/01/2002	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2003 ‐ 2	11/01/2003	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2004 ‐ 1	03/01/2004	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2004 ‐ 3	07/01/2004	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2004 ‐ 4	10/01/2004	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2004 ‐ 5	11/01/2004	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2004 ‐ 6	12/01/2004	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2005 ‐ 1	04/01/2005	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2005 ‐ 2	06/01/2005	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2005 ‐ 3	07/01/2005	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2005 ‐ 4	09/01/2005	Master/Primary/Special
Banc of America Commercial Mortgage Inc. Series 2005 ‐ 5	10/01/2005	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2005 ‐ 6	12/01/2005	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2006 ‐ 1	03/01/2006	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2006 ‐ 2	06/01/2006	Master
Banc of America Commercial Mortgage Inc. Series 2006 ‐ 3	08/01/2006	Master
Banc of America Commercial Mortgage Inc. Series 2006 ‐ 4	08/01/2006	Master
Banc of America Commercial Mortgage Inc. Series 2006 ‐ 5	10/01/2006	Master
Banc of America Commercial Mortgage Inc. Series 2006 ‐ 6	11/01/2006	Master
Banc of America Commercial Mortgage Inc. Series 2007 ‐ 1	02/01/2007	Master
Banc of America Commercial Mortgage Inc. Series 2007 ‐ 2	06/01/2007	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2007 ‐ 3	07/01/2007	Master/Primary/Special
Banc of America Commercial Mortgage Inc. Series 2007 ‐ 4	11/01/2007	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2007 ‐ 5	12/01/2007	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2008 ‐ 1	06/01/2008	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2008 ‐ LSI	03/01/2008	Master
Banc of America Large Loan Inc. Series 2004 ‐ BBA4	11/15/2004	Master/Primary
Banc of America Large Loan Inc. Series 2005 ‐ MIB1	11/29/2005	Master/Primary/Special
Banc of America Large Loan Inc. Series 2007 ‐ 277 Park Ave Mz	02/01/2006	Master/Primary/Special
Banc of America Large Loan Inc. Series 2007 ‐ BMB1	10/25/2007	Master/Primary
Banc of America Large Loan Inc. Series 2009 ‐ FDG	12/11/2009	Master/Special
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2010 ‐ K9	11/01/2010	Special
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2011 ‐ K13	05/01/2011	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2011 ‐ K704	11/01/2011	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2011 ‐ KAIV	06/01/2011	Master/Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2012 ‐ K21	11/01/2012	Master
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2013 ‐ K25	02/01/2013	Special
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2013 ‐ K33	10/01/2013	Primary/Special
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2013 ‐ K33	10/01/2013	Special
Banc of America Merrill Lynch Large Loan Inc. Series 2011 ‐ FSHN	07/01/2011	Master
Banc of America Merrill Lynch Large Loan Inc. Series 2012 ‐ CLRN	09/25/2012	Master
Banc of America Merrill Lynch Large Loan Inc. Series 2012 ‐ CLRN-MZ	09/12/2012	Master/Primary
Banc of America Merrill Lynch Large Loan Inc. Series 2012 ‐ OSI	03/27/2012	Master
Banc of America Merrill Lynch Large Loan Inc. Series 2012 ‐ PARK	12/01/2012	Master/Special
Banc of America Merrill Lynch Large Loan Inc. Series 2013 ‐ DSNY MZ	11/21/2013	Master/Primary/Special
Banc of America Merrill Lynch Large Loan Inc. Series 2014 ‐ INLD MZ B		Special
Banc of America Structured Securities Trust Series 2002 ‐ XI	07/01/2002	Primary/Special
Banc of America Commercial Mortgage Inc. 2002 ‐ X1	07/01/2002	Special
Bank of America NA First Union National Bank Series 2001 ‐ 3	11/01/2001	Primary
Barclays Commercial Mortgage Securities LLC Series 2012 ‐ K17	03/01/2012	Master
Barclays Commercial Mortgage Securities LLC Series 2012 ‐ K19	08/01/2012	Master/Primary
Barclays Commercial Mortgage Securities LLC Series 2012 ‐ K22	12/01/2012	Master/Primary
Barclays Commercial Mortgage Securities LLC Series 2012 ‐ K27	05/01/2013	Master/Primary
Barclays Commercial Mortgage Securities LLC Series 2012 ‐ K708	06/01/2012	Primary
Barclays Commercial Mortgage Securities LLC Series 2013 ‐ K31	08/01/2013	Primary/Special
Barclays Commercial Mortgage Securities LLC Series 2013 ‐ K31	08/01/2013	Special
Barclays Commercial Mortgage Securities LLC Series 2013 ‐ K502	03/01/2013	Master/Primary
Barclays Commercial Mortgage Securities LLC Series 2014 ‐ K714	01/01/2014	Primary
Barclays Commercial Mortgage Securities LLC Series 2014 ‐ K715	05/01/2014	Primary
Barclays Commercial Mortgage Securities LLC Series 2014 ‐ K716	09/01/2014	Primary
Barclays Commercial Mortgage Securities LLC Series 2014 ‐ K717	12/01/2014	Master
Barclays Commercial Mortgage Securities LLC Series 2014 ‐ KF06	12/01/2014	Primary
Bear Stearns Commercial Mortgage Securities Inc. Series 1999 ‐ CLF1	08/15/1999	Primary/Special
Bear Stearns Commercial Mortgage Securities Inc. Series 2007 ‐ BBA8	04/17/2007	Master/Special
CBA MEZZ 2004 ‐ C1	02/07/2001	Primary
CCAO Commercial Mortgage Bonds Series 2	10/01/2007	Special
CCRE Commercial Mortgage Securities LP Series 2011 ‐ C2	12/11/2011	Master
Chase Commercial Mortgage Securities Corp. Series 1997 ‐ C2	12/01/1997	Primary
Chase Commercial Mortgage Securities Corp. Series 1998 ‐ 1	05/01/1998	Master/Primary
Chase Commercial Mortgage Securities Corp. Series 1998 ‐ 2	11/10/1998	Special
Chase Commercial Mortgage Securities Corp. Series 2000 ‐ 2	06/10/2000	Special
Citigroup Commercial Mortgage Securities Inc. Series 2014 ‐ FL2	11/07/2014	Master/Special
Citigroup Commercial Mortgage Securities Inc. Series 2005 ‐ EMG	05/02/2005	Special
Citigroup Commercial Mortgage Securities Inc. Series 2007 ‐ FL3	05/09/2007	Master/Primary/Special
Citigroup Commercial Mortgage Securities Inc. Series 2014 ‐ FL1	06/09/2014	Master/Special
Citigroup Commercial Mortgage Securities Inc. Series 2014 ‐ GC21	05/01/2014	Primary
Colony Mortgage Capital Series 2014 ‐ FL2	11/25/2014	Master
Commercial Mortgage Lease ‐ Backed Securities Series 2001 ‐ CMLB ‐ 1	02/01/2001	Special
Credit Suisse First Boston Mortgage Securities Corp. Series 1998 ‐ C1	06/11/1998	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 1998 ‐ PS2	10/01/1998	Special
Credit Suisse First Boston Mortgage Securities Corp. Series 1999 ‐ PS3	11/01/1999	Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2000 ‐ PS4	06/16/2000	Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2001 ‐ CK1	03/01/2001	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2001 ‐ CK3	06/01/2001	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2001 ‐ CK3 Comp Lns	06/01/2001	Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2001 ‐ CK6	12/11/2001	Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2001 ‐ CKN5	11/12/2001	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2002 ‐ CKN2	05/13/2002	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2002 ‐ CKP1	03/01/2002	Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2002 ‐ CKS4	10/11/2002	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2003 ‐ C3	07/01/2002	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2003 ‐ C4	09/11/2003	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2003 ‐ C5	12/01/2003	Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2003 ‐ CK2	04/11/2003	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2004 ‐ C1	03/11/2004	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2004 ‐ C2	06/01/2004	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2004 ‐ C4	11/01/2004	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2004 ‐ C5	12/01/2004	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2005 ‐ C2	05/01/2005	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2005 ‐ C4	08/01/2005	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2005 ‐ C6	12/01/2005	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2006 ‐ C1	03/01/2006	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2006 ‐ C4	09/01/2006	Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2006 ‐ C5	12/01/2006	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2006 ‐ OMA	02/10/2006	Master/Primary/Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2006 ‐ TFL1	04/09/2006	Master/Primary/Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2006 ‐ TFL2	11/09/2006	Master/Primary/Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2006 ‐ TFL2 ‐ SAVA	11/09/2006	Master/Primary/Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2007 ‐ C1 CL	02/10/2006	Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2007 ‐ C2	05/01/2007	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2007 ‐ C3	06/01/2007	Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2007 ‐ C4	09/01/2007	Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2007 ‐ C5	11/01/2007	Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2007 ‐ C5 CL	11/01/2007	Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2007 ‐ TFL1	03/09/2007	Master/Primary/Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2007 ‐ TFL2	07/09/2007	Master/Primary/Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2008 ‐ C1	04/01/2008	Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2012 ‐ K705	02/01/2012	Master/Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2012 ‐ KP01	10/01/2012	Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2013 ‐ K30	08/01/2013	Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2013 ‐ K35	12/01/2013	Master/Primary/Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2014 ‐ ICE	06/16/2014	Master/Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2014 ‐ K38	06/01/2014	Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2014 ‐ TIKI	11/06/2014	Master/Special
Deutche Mortgage & Asset Receiving Corporation Series COMM 2014 ‐ LC15	03/25/2014	Primary
Deutsche Mortgage & Asset Receiving Corporation BHMS 2014 ‐ MZ	08/01/2014	Master/Special
Deutsche Mortgage & Asset Receiving Corporation CD 2007 ‐ CD5	11/01/2007	Primary
Deutsche Mortgage & Asset Receiving Corporation Series 1998 ‐ C1	03/01/1998	Master/Primary
Deutsche Mortgage & Asset Receiving Corporation Series 2009 ‐ K4	10/01/2009	Primary
Deutsche Mortgage & Asset Receiving Corporation Series 2011 ‐ K11	03/01/2011	Primary
Deutsche Mortgage & Asset Receiving Corporation Series 2011 ‐ K16	12/01/2011	Master/Special
Deutsche Mortgage & Asset Receiving Corporation Series 2011 ‐ LC3	08/01/2011	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 1999 ‐ 1	03/01/1999	Master/Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2000 ‐ C1	09/01/2000	Master/Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2005 ‐ FL10	03/01/2005	Special
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2006 ‐ C7	06/01/2006	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2006 ‐ C8	12/01/2006	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2007 ‐ C9	08/01/2007	Master/Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2012 LTRT	10/01/2012	Master/Special
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2012 ‐ CCRE1	05/01/2012	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2012 ‐ CCRE5	12/01/2012	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013 CCRE7	04/01/2013	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013 ‐ 300P	08/01/2013	Master
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013 ‐ CCRE10	08/01/2013	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013 ‐ CCRE13	12/01/2013	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013 ‐ CCRE8	06/01/2013	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013 ‐ CCRE9	07/01/2013	Master
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013 ‐ GAM	03/03/2013	Master/Primary/Special
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013 ‐ LC6	01/01/2013	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014 ‐ UBS3	06/01/2014	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014 ‐ CCRE16	04/01/2014	Master
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014 ‐ CCRE17	05/01/2014	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014 ‐ CCRE18	06/01/2014	Master
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014 ‐ CCRE21	12/01/2014	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014 ‐ FL5	12/04/2014	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014 ‐ SAVA	07/09/2014	Master/Special
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014 ‐ UBS2	03/01/2014	Master
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014 ‐ UBS4	07/01/2014	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014 ‐ UBS6	12/01/2014	Master
Deutsche Mortgage & Asset Receiving Corporation Series EQTY 2014 ‐ INNS	06/18/2014	Master/Special
Deutsche Mortgage & Asset Receiving Corporation Series EQTY 2014 ‐ MZ	06/18/2014	Master/Special
DLJ 98CF2	08/28/1996	Master
DLJ Commercial Mortgage Corp. Series 1998 ‐ CF1	03/01/1998	Master/Primary/Special
DLJ Commercial Mortgage Corp. Series 1998 ‐ CF2	12/01/1998	Master/Primary
DLJ Commercial Mortgage Corp. Series 2000 ‐ CKP1	11/01/2000	Master/Primary
DLJ Mortgage Acceptance Corp. Series 1997 ‐ CF2	09/29/1997	Master/Primary
Federal Deposit Insurance Corporation Series 2012 ‐ C1	05/01/2014	Master
First Union Commercial Mortgage Securities Inc. Series 1998 ‐ C2	05/01/1998	Master/Primary
First Union National Bank Series 2001 ‐ C1	02/01/2001	Primary
GE Capital Commercial Mortgage Corporation Series 2000 ‐ 1	12/10/2001	Special
GE Capital Commercial Mortgage Corporation Series 2002 ‐ 2	08/01/2002	Primary
GE Capital Commercial Mortgage Corporation Series 2005 ‐ C2	05/01/2005	Primary
GE Commercial Mortgage Corporation Series 2003 ‐ C1	04/01/2003	Master/Primary
GE Commercial Mortgage Corporation Series 2003 ‐ C2	08/01/2003	Primary
GE Commercial Mortgage Corporation Series 2004 ‐ C1	01/01/2004	Master/Primary
GE Commercial Mortgage Corporation Series 2004 ‐ C2	04/01/2004	Primary
GE Commercial Mortgage Corporation Series 2004 ‐ C3	07/01/2004	Primary
GE Commercial Mortgage Corporation Series 2005 ‐ C1	02/17/2005	Primary
GE Commercial Mortgage Corporation Series 2005 ‐ C3	08/25/2005	Primary
GE Commercial Mortgage Corporation Series 2005 ‐ C4	12/02/2005	Primary
GE Commercial Mortgage Corporation Series 2006 ‐ C1	03/01/2006	Primary
GE Commercial Mortgage Corporation Series 2007 ‐ C1	05/08/2007	Master/Primary
GFCM LLC Series 2003 ‐ 1	09/01/2003	Special
Global Franchise Grantor Trust 1998 ‐ 1	08/01/1998	Master/Primary/Special
Global Franchise Grantor Trust 1998 ‐ 1	08/01/1998	Master/Primary/Special
GMAC Commercial Mortgage Securities Inc. Series 1997 ‐ C1	09/01/1997	Special
GMAC Commercial Mortgage Securities Inc. Series 1997 ‐ C2	12/01/1997	Special
GMAC Commercial Mortgage Securities Inc. Series 1998 ‐ C1	05/01/1998	Special
GMAC Commercial Mortgage Securities Inc. Series 1998 ‐ C2	08/01/1998	Special
GMAC Commercial Mortgage Securities Inc. Series 1999 ‐ C1	02/01/1999	Special
GMAC Commercial Mortgage Securities Inc. Series 1999 ‐ C2	06/01/1999	Special
GMAC Commercial Mortgage Securities Inc. Series 1999 ‐ C3	09/01/1999	Special
GMAC Commercial Mortgage Securities Inc. Series 2000 ‐ C1	03/01/2000	Special
GMAC Commercial Mortgage Securities Inc. Series 2003 ‐ C2	08/01/2003	Primary
Greenwich Capital Commercial Funding Corp. Series 2007 ‐ GG11	10/30/2007	Master
GS Mortgage Securities Corporation II Series 1997 ‐ GL1	08/11/1997	Special
GS Mortgage Securities Corporation II Series 1998 ‐ C1	10/11/1998	Special
GS Mortgage Securities Corporation II Series 2003 ‐ C1	03/01/2003	Primary
GS Mortgage Securities Corporation II Series 2004 ‐ GG2	08/01/2004	Primary
GS Mortgage Securities Corporation II Series 2007 ‐ GG10	07/01/2007	Special
GS Mortgage Securities Corporation II Series 2010 ‐ K5	02/01/2010	Special
GS Mortgage Securities Corporation II Series 2010 ‐ K8	09/01/2010	Primary
GS Mortgage Securities Corporation II Series 2012 ‐ GC6	02/01/2012	Master/Primary
GS Mortgage Securities Corporation II Series 2012 ‐ GCJ7	06/01/2012	Primary
GS Mortgage Securities Corporation II Series 2012 ‐ GCJ9	11/01/2012	Primary
GS Mortgage Securities Corporation II Series 2013 ‐ 650M	10/21/2013	Master/Special
GS Mortgage Securities Corporation II Series 2013 ‐ G1	03/01/2013	Master/Primary/Special
GS Mortgage Securities Corporation II Series 2013 ‐ NYC5	03/01/2013	Master/Primary/Special
GS Mortgage Securities Corporation II Series 2013 ‐ PEMB	04/01/2014	Master/Primary/Special
GS Mortgage Securities Corporation II Series 2014 ‐ GC20	04/01/2014	Master
GS Mortgage Securities Corporation II Series 2014 ‐ NEW	03/11/2014	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Carefree Portfolio Trust 2014 ‐ CARE	12/23/2014	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Del Coronado Trust 2013 ‐ DEL	04/11/2013	Master/Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2001 ‐ A	10/01/2001	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005 ‐ LDP4	09/01/2005	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007 ‐ CIBC 18	03/07/2007	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007 ‐ CIBC20	09/28/2007	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007 ‐ FL1	08/01/2007	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007 ‐ FL1 Part	08/01/2007	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007 ‐ LDP10	03/01/2007	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2009 ‐ IWST	12/23/2009	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2010 ‐ CNTR	09/01/2010	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2010 ‐ K6	04/01/2010	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2011 ‐ C3	03/01/2011	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2011 ‐ C5	09/01/2011	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2011 ‐ K10	02/01/2011	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2011 ‐ K14	08/01/2011	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2011 ‐ K702	06/01/2011	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012 ‐ C8	10/01/2012	Master/Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012 ‐ FL2	04/30/2012	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012 ‐ HSBC	07/01/2012	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012 ‐ K18	05/01/2012	Master/Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012 ‐ K23	12/01/2012	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012 ‐ K706	02/01/2012	Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012 ‐ K710	07/01/2012	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012 ‐ KF01	10/01/2012	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012 ‐ WLDN	05/01/2012	Master/Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013 Coronado MZ		Master/Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013 ‐ C12	06/01/2013	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013 ‐ C13	07/01/2013	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013 ‐ C15	10/01/2013	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013 ‐ ESH MZ	02/01/2013	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013 ‐ FL3	05/08/2013	Master/Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013 ‐ INN MZ	10/22/2013	Master/Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013 ‐ JWRZ MZ	05/29/2013	Master/Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013 ‐ K28	06/01/2013	Master/Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013 ‐ K32	09/01/2013	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013 ‐ K712	04/01/2013	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013 ‐ WT	08/01/2013	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014 ‐ C19	05/01/2014	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014 ‐ C20	06/22/2014	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014 ‐ C24	10/01/2014	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014 ‐ CARE MZ A	11/26/2014	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014 ‐ CARE MZ B	11/26/2014	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014 ‐ CBM	11/10/2014	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014 ‐ CBM MZ	10/30/2014	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014 ‐ FBLU	02/06/2014	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014 ‐ FL6	12/08/2014	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014 ‐ HYT MZ	12/12/2014	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014 ‐ INN	06/27/2014	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014 ‐ INN MZ	06/27/2014	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014 ‐ K36	02/01/2014	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014 ‐ K36	06/27/2014	Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014 ‐ K40	11/01/2014	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014 ‐ K40	11/01/2014	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014 ‐ KF03	04/01/2014	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014 ‐ PHH	10/10/2014	Master/Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. BCLP Hotel Trust 2014 ‐ CLRN MZ	09/25/2014	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012 ‐ K706	02/01/2012	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Motel 6 Trust 2012 ‐ MTL6	11/01/2012	Master/Special
JP Morgan Commercial Mortgage Finance Corp. Series 1997 ‐ C5	09/01/1997	Special
JP Morgan Commercial Mortgage Finance Corp. Series 2000 ‐ C9	01/01/2000	Master/Primary
Key Commercial Mortgage Securities Trust 2007 ‐ SL1	04/01/2007	Master
Merrill Lynch Mortgage Investors Inc ML ‐ CFC Commercial Mortgage Trust 2006 ‐ 2	06/01/2006	Master/Primary
Merrill Lynch Mortgage Investors Inc. ML ‐ CFC Commercial Mortgage Trust 2007 ‐ 5	03/01/2007	Master/Primary
Merrill Lynch Mortgage Investors Inc. ML ‐ CFC Commercial Mortgage Trust 2007 ‐ 8	08/01/2007	Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 1998 ‐ C2	03/01/1998	Special
Merrill Lynch Mortgage Investors Inc. Series 1999 ‐ C1	11/01/1999	Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2003 ‐ KEY1	11/01/2003	Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2004 ‐ BPC1	11/01/2004	Primary
Merrill Lynch Mortgage Investors Inc. Series 2004 ‐ KEY2	09/01/2004	Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2004 ‐ MKB1	03/01/2005	Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2005 MKB2	03/01/2005	Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2005 ‐ CK11	12/01/2005	Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2006 ‐ 1	11/01/2006	Master/Special
Merrill Lynch Mortgage Investors Inc. Series 2007 ‐ C1	08/01/2007	Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2008 ‐ C1	06/01/2008	Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2008 ‐ LAQ	03/01/2008	Master/Primary/Special
Morgan Stanley Capital I Inc. Series 1997 ‐ C1	03/01/1997	Special
Morgan Stanley Capital I Inc. Series 1998 ‐ HF2	03/01/1998	Special
Morgan Stanley Capital I Inc. Series 1998 ‐ WF2	03/01/1998	Primary
Morgan Stanley Capital I Inc. Series 1999 ‐ CAM1	07/01/1999	Master/Primary/Special
Morgan Stanley Capital I Inc. Series 1999 ‐ WF1	02/01/1999	Special
Morgan Stanley Capital I Inc. Series 2002 ‐ IQ2	06/01/2002	Master/Primary
Morgan Stanley Capital I Inc. Series 2003 ‐ IQ6	12/01/2003	Primary
Morgan Stanley Capital I Inc. Series 2004 ‐ IQ7	05/01/2004	Primary
Morgan Stanley Capital I Inc. Series 2004 ‐ IQ8	08/01/2004	Primary
Morgan Stanley Capital I Inc. Series 2004 ‐ IQ9	02/01/2005	Primary
Morgan Stanley Capital I Inc. Series 2007 ‐ IQ16	11/28/2007	Primary
Morgan Stanley Capital I Inc. Series 2007 ‐ XLF9	08/23/2007	Special
Morgan Stanley Capital I Inc. Series 2008 ‐ TOP29	02/01/2008	Primary
Morgan Stanley Capital I Inc. Series 2011 ‐ C1	02/01/2011	Master
Morgan Stanley Capital I Inc. Series 2011 ‐ C2	06/01/2011	Master
Morgan Stanley Capital I Inc. Series 2011 ‐ K701	03/01/2011	Primary
Morgan Stanley Capital I Inc. Series 2012 ‐ C4	03/01/2012	Master
Morgan Stanley Capital I Inc. Series 2012 ‐ C5	07/01/2012	Master
Morgan Stanley Capital I Inc. Series 2012 ‐ CKSV	10/01/2012	Master/Special
Morgan Stanley Capital I Inc. Series 2012 ‐ K20	09/01/2012	Special
Morgan Stanley Capital I Inc. Series 2012 ‐ K20	09/01/2012	Primary/Special
Morgan Stanley Capital I Inc. Series 2012 ‐ STAR	08/01/2012	Special
Morgan Stanley Capital I Inc. Series 2013 ‐ KSMC	03/01/2013	Special
Mortgage Capital Funding Inc. Series 1998 MC2	06/01/1998	Master/Primary
Nationsbanc Mortgage Capital Corporation Series 1995 ‐ M2	08/29/1995	Master/Primary/Special
Nationslink Funding Corporation Series 1998 ‐ 2	09/01/1998	Primary
Nationslink Funding Corporation Series 1999 ‐ 1	02/01/1999	Master/Primary
Nationslink Funding Corporation Series 1999 ‐ LTL ‐ 1	02/15/1999	Primary
Nationslink Funding Corporation Series 1999 ‐ LTL ‐ 1	02/15/1999	Special
Nationslink Funding Corporation Series 1999 ‐ SL	05/01/1999	Master
PaineWebber Mortgage Acceptance Corporation V Series 1999 ‐ C1	06/01/1999	Master/Primary
Prudential Securities Secured Financing Corporation Series 1998 ‐ C1	08/01/1998	Master/Primary
Prudential Securities Secured Financing Corporation Series 1999 ‐ C2	07/01/1999	Master/Primary
Prudential Securities Secured Financing Corporation Series 1999 ‐ NRF ‐ 1	03/01/1999	Master/Primary
Prudential Securities Secured Financing Corporation Series KEY 2000 ‐ C1	06/01/2000	Master/Primary
ReadyCap Commercial Mortgage Depositor LLC, ReadyCap Commercial Mortgage Trust 2014 ‐ 1	10/17/2014	Master/Special
Salomon Brothers Mortgage Securities VII Inc. Series 1999 ‐ C1	08/01/1999	Special
Salomon Brothers Mortgage Securities VII Inc. Series 2000 ‐ C2	08/01/2000	Master/Primary
Salomon Brothers Mortgage Securities VII Inc. Series 2002 ‐ Key2	09/11/2002	Master/Primary
Sovereign Commercial Mortgage Securities Trust 2007 ‐ C1	06/01/2007	Special
Starwood Commercial Mortgage Depositor LLC STWD 2013 ‐ FV1	08/06/2013	Master/Primary
Structured Asset Securities Corp II. LB Commercial Mortgage Trust Series 2007 ‐ LLF C5	08/09/2007	Master
Structured Asset Securities Corp. LB Commercial Mortgage Trust Series 1998 ‐ C1	02/01/1998	Primary/Special
Structured Asset Securities Corp. LB Commercial Mortgage Trust Series 1998 ‐ C1	02/01/1998	Special
Structured Asset Securities Corp. LB Commercial Mortgage Trust Series 2007 ‐ C3	07/11/2007	Master
Structured Asset Securities Corp. LB ‐ UBS Commercial Mortgage Trust Series 2000 ‐ C4	11/11/2000	Master/Primary
Structured Asset Securities Corp. LB ‐ UBS Commercial Mortgage Trust Series 2006 ‐ C7	11/13/2006	Primary
Structured Asset Securities Corp. LB ‐ UBS Commercial Mortgage Trust Series 2007 ‐ C1	02/12/2007	Master
Structured Asset Securities Corp. LB ‐ UBS Commercial Mortgage Trust Series 2007 ‐ C2	04/11/2007	Primary
Structured Asset Securities Corp. LB ‐ UBS Commercial Mortgage Trust Series 2007 ‐ C7	11/12/2007	Primary
UBS Commercial Mortgage Securitization Corp. Series HILT 2014 ‐ ORL	07/29/2014	Master
UBS Commercial Mortgage Securitization Corp. UBS ‐ BAMLL Trust 2012 ‐ WRM	07/01/2012	Master/Special
UBS Commercial Mortgage Trust 2007 ‐ FL1	12/28/2007	Special
UBS Commercial Mortgage Trust 2012 ‐ C1	05/01/2012	Primary
UBS ‐ Barclays Commercial Mortgage Trust 2013 ‐ C5	02/01/2013	Primary
UBS ‐ Citigroup Commercial Mortgage Trust 2011 ‐ C1	12/01/2011	Primary
VNDO 2013 ‐ PENN Mortgage Trust Series 2013 ‐ PENN	12/01/2013	Special
Wachovia Commercial Mortgage Securities Inc. Series 2006 ‐ C27	08/01/2006	Special
Wachovia Commercial Mortgage Securities Inc. Series 2006 ‐ C30	03/14/2007	Primary
Wachovia Commercial Mortgage Securities Inc. Series 2006 ‐ C31	05/01/2007	Primary
Wachovia Commercial Mortgage Securities Inc. Series 2006 ‐ C33	08/01/2007	Primary
Wachovia Commercial Mortgage Securities Inc. Series 2006 ‐ C34	11/01/2007	Primary
Wachovia Large Loan Inc. Series 2007 ‐ WHALE 8	06/01/2007	Special
Washington Mutual Asset Securities Corp. Series 2003 ‐ C1	03/01/2003	Master
Washington Mutual Asset Securities Corp. Series 2005 ‐ C1	02/01/2005	Master/Special
Washington Mutual Asset Securities Corp. Series 2006 ‐ SL1	11/01/2006	Master/Primary
Washington Mutual Asset Securities Corp. Series 2007 ‐ SL2	03/01/2007	Master/Special
Washington Mutual Asset Securities Corp. Series 2007 ‐ SL3	07/01/2007	Master/Special
Waterfall Victoria Depositor LLC Series 2011 ‐ SBC2	01/01/2011	Master/Primary/Special
Waterfall Victoria Mortgage Trust 2011 ‐ SBC1	07/01/2011	Master/Primary
Waterfall Victoria Mortgage Trust Series 2011 ‐ SBC3	07/01/2012	Master/Primary
Waterfall Victoria Mortgage Trust Series 2011 ‐ SBC3(REO)	07/01/2012	Master/Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2011 ‐ K12	04/01/2011	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2011 ‐ K15	11/01/2011	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2011 ‐ K703	09/01/2011	Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2011 ‐ K703	09/01/2011	Primary/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2012 ‐ K501	04/01/2012	Master/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2012 ‐ K709	06/01/2012	Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2012 ‐ K709	06/01/2012	Primary/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2012 ‐ K711	11/01/2012	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2013 ‐ K24	01/01/2013	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2013 ‐ K26	05/01/2013	Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2013 ‐ K26	05/01/2013	Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2013 ‐ K29	07/01/2013	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2013 ‐ K34	1/01/2013	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2013 ‐ KF02	11/01/2013	Primary/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2013 ‐ KS01	05/01/2013	Master/Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2014 ‐ K37	03/01/2014	Master
Wells Fargo Commercial Mortgage Securities Inc. Series 2014 ‐ K39	09/01/2014	Master
Wells Fargo Commercial Mortgage Securities Inc. Series 2014 ‐ K41	12/01/2014	Master
Wells Fargo Commercial Mortgage Securities Inc. Series 2014 ‐ K503	10/29/2014	Primary/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2014 ‐ K503	10/29/2014	Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2014 ‐ KF05	11/01/2014	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2014 ‐ KS02	05/01/2014	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2014 ‐ LC16	06/11/2014	Primary
Wells Fargo Commercial Mortgage Trust Series 2013 ‐ BTC	04/01/2013	Special

Conduit	Agency ‐ continued	Third Party
Freddie Mac CME ARM
CBA Mezz Cap	Freddie Mac Interim	Agency Temporary
Citigroup WH Floaters	Ginnie Mae	Anthracite Capital
COLONY JPM Repurchase	GINNIE MAE – USDA	BACM 2004 ‐ 4 Subordinate
COLUMN LARGE WH	Ginnie Mae Interim	BACM 2007 ‐ 3 Subordinate
CSFB Interim	GNMA I	BALL 2006 ‐ BIX1 Subordinate
Deutsche LOC		BALL 2007 ‐ BMB1 Subordinate
GACC WH		Blackstone Group
ORIX WH	Fund	BRE/LQ Mezz A ‐ B
ORIX WH CHICAGO	HMI Fund	BRE/LQ Mezz C
PROVIDENCE EQUITY		BRE/LQ Mortgage Loan Sub
Regency Savings Bank (SS only)	Life/Pension	BREDS Apple Mezz Holdings
	American Fidelity Assur Co	CFG Mezz Loan Acq Co
CDO	CorAmerica	Chase Manhattan Bank
Highland Park CDO I	EquiTrust Life Ins. Co	Columbus Nova
HMI I ‐ CRE CDO 2007 ‐ 1	Guggenheim CREF LLC	Cypress Real Estate Adv
Vertical CRE CDO 2006	John Hancock	DiamondRock Allerton Owner
RCMC 2012 CREL1	Life Ins Co of Southwest	Elliott Associates, L.P.
	PPM America	Fidelity
Agency	Protective Life Ins Co	Goldman Sachs Mtg Co
BOA Agency	RGA RE	Hayden IV
BOA Agency	RGA RE US Mortality	Hayden IX
Fannie Mae Interim	RGA Timberlake	Hayden V
Fannie Mae Negotiated Sold	Royal Neighbors Of America	Hayden VII
FHLMC ‐ 45 Day LNS	Symetra Life Insurance Co	‐ HILLSDALE COUNTY NATIONAL
FHLMC ‐ Credit Facility		Hypo
FHLMC ‐ Others	Small CMD	LaQuinta Non ‐ Trust
FHLMC Others ‐ ARM	Bank of Internet USA	LaQuinta Senior Mezz
FNMA ‐ Aggregation		Montana Board of Invest
FNMA ‐ Direct Bond		NorthStar Realty Finance
FNMA ‐ DMBS		Pacific Life Insurance Co
FNMA ‐ DUS		Pembrook Community Inv
FNMA ‐ DUS ARM		ReadyCap Revolving Asset T
FNMA ‐ MBS		Rosecrans 2004 LLC
FNMA ‐ MBS A/360		SGT, Series I
FNMA ‐ Struct. Cash Facil.		Stamford Mezz A
FNMA DUS CMA A_360		Stamford Mezz C & D
FNMA MBS/DUS 1		Sutherland JemCap REO, LLC
FNMA MBS/DUS 2		VGT, Jemcap Series C
FNMA ‐ Cash DUS		VNO Roosevelt Hotel Mezz
FNMA ‐ DUS PFP MBS ARM		Washington Holdings
FNMA ‐ DUS PFP MBS FX		Wells Fargo Bank
Freddie Mac CME

KeyBank National Association

Management’s Assessment of Compliance with Regulation AB Criteria

As of and For the Year Ended of January 1 through December 31, 2014

Attachment B*

KeyBank National Association (KeyBank) has identified the following material instances of noncompliance with servicing criteria 1122(d)(4)(xv) during the calendar year ended December 31, 2014 with respect to commercial real estate mortgage loans.

1) Servicing Criteria impacted

1122(d)(4)(xv) –Any external enhancement or other support, identified in Item1114(a)(1) through (3) or item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

2) Material Instances of Noncompliance with Servicing Criteria

Regarding external enhancements, specifically letters of credit, it was discovered, upon transfer of the servicing of the mortgage loans to KeyBank from the previous servicer, that not all loans properly named KeyBank as the beneficiary on the letters of credit. The compliance test was performed for a sample of 19 loans which represented 10% of all loans that had external enhancements. Of this sample, 6 loans were identified in which the letters of credit, representing the external enhancements, were not transferred to the Company and therefore represent exceptions. The noncompliance in Item 1122 (d)(4)(xv) related to a servicing portfolio acquired by the Company during the previous year where the beneficiary of credit enhancements was not updated subsequent to acquisition.

3) Remediation

The following remediation procedures have been initiated by KeyBank: (i) the impacted mortgage loans have been identified, (ii) borrower contact has been initiated, (iii) corrective actions are underway and are being tracked and monitored by senior management, (iv) procedures have been revised to include new tracking and action steps to prevent this situation from recurring in the future, and (v) training has been provided to the relevant staff members to prevent a recurrence, and (vi) updates will be made to software systems to assist staff members with compliance.

As of date of this assessment, there are thirty-one mortgage loans contained within fourteen transactions for which the beneficiary name on the letters of credit still needs to be corrected. The fourteen transactions are listed below, with the following information with respect to each transaction: the number of impacted mortgage loans to be corrected included in such transaction, and the aggregate amount of the letters of credit related to such impacted mortgage loans to be corrected.

Transaction	# of impacted mortgage loans to be corrected	Amount of the letters of credit related to such impacted mortgage loans to be corrected ($)
BACM 2005-4	1	2,500,000.00
BACM 2006-1	2	4,122,389.00
BACM 2006-3	4	1,397,562.00
BACM 2006-5	2	477,789.00
BACM 2006-6	4	1,305,983.00
BACM 2007-1	4	1,776,950.00
BACM 2007-2	3	595,091.00
BACM 2007-3	5	5,478,556.00
BACM 2007-4	1	1,000,000.00
BACM 2008-LS1	1	275,346.00
GECMC 2007-C1	2	614,472.00
MLMT 2008-C1	1	102,818.00
COMM 2006-C7	1	355,000.00
MSC 2012-C4	1	2,500,000.00

During the calendar year ended December 31, 2014, no demands were made upon any of the impacted letters of credit, and thus, none of the affected transactions were materially impacted.

*Report of Independent Registered Public Accounting Firm covers only item 1 and item 2 of this Attachment B